SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2002
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                       DIALYSIS CORPORATION OF AMERICA
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           (Exact name of registrant as specified in its charter)

          Florida                     0-8527                  59-1757642
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

        1344 Ashton Road, Hanover, Maryland                 21076
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      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (410) 694-0500
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Item 5.  Other Events

      The Company's wholly owned subsidiary, DCA of Royston, LLC, initiated operations of our twelfth dialysis center, our fifth in Georgia, on April 15, 2002. The establishment of this new dialysis facility is detailed in our April 22, 2002 press release incorporated in this current report. In connection with the acquisition of that new dialysis center, DCA of Royston entered into a seven year lease with the seller, Ty Cobb Healthcare System, Inc., for 5,500 square feet for our new dialysis facility, with two renewal options of five years each. DCA of Royston is also leasing certain employees for services to the dialysis facility, primarily a social worker and biomedical personnel, which lease is terminable upon 90 days notice by either party.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         None

     (b) Pro Forma Financial Information

         None

     (c) Exhibits

        (10) Material Contracts

             (i) Lease Agreement between DCA of Royston, LLC and Ty Cobb Healthcare System, Inc. dated March 15, 2002.
             (ii) The Company's Press Release dated April 22, 2002.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                         /s/ Stephen W. Everett
                                       By-----------------------------
                                         STEPHEN W. EVERETT, President

Dated:  April 22, 2002